Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

------------------------------------------------------------------------------------------------
                                                                                Jurisdiction of
                                    Subsidiary                                   Incorporation
                                    ----------                                   -------------
------------------------------------------------------------------------------------------------
AES Drax Funding, Inc.                                                          Delaware
------------------------------------------------------------------------------------------------
AMB Holdings Limited (formerly DLJ Pleiade)                                     South Africa
------------------------------------------------------------------------------------------------
AML Futures, S.A. (In Dissolution)                                              Switzerland
------------------------------------------------------------------------------------------------
Autranet International Limited (In Dissolution)                                 United Kingdom
------------------------------------------------------------------------------------------------
Autranet, Inc.                                                                  Delaware
------------------------------------------------------------------------------------------------
Bond Investment Partners, LLC                                                   Delaware
------------------------------------------------------------------------------------------------
Brewster Property Holding Corp.                                                 New York
------------------------------------------------------------------------------------------------
Cadogan Nominees Limited                                                        United Kingdom
------------------------------------------------------------------------------------------------
Calmco, GP LLC                                                                  Delaware
------------------------------------------------------------------------------------------------
Calmco Servicing, L.P.                                                          Delaware
------------------------------------------------------------------------------------------------
Calmco Holdings, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
CBJC, Inc.                                                                      Delaware
------------------------------------------------------------------------------------------------
CE Funding, Inc.                                                                Delaware
------------------------------------------------------------------------------------------------
CF Realty, Inc.                                                                 Delaware
------------------------------------------------------------------------------------------------
CG Funding, Inc.                                                                Delaware
------------------------------------------------------------------------------------------------
Citation Funding, Inc.                                                          Delaware
------------------------------------------------------------------------------------------------
Column Financial, Inc.                                                          Delaware
------------------------------------------------------------------------------------------------
DLJ Acceptance Corporation                                                      Delaware
------------------------------------------------------------------------------------------------
DLJ Acquisition Corporation                                                     Delaware
------------------------------------------------------------------------------------------------
DLJ Asian Regional Development Corporation                                      Delaware
------------------------------------------------------------------------------------------------
DLJ Asset Management, Inc.                                                      Delaware
------------------------------------------------------------------------------------------------
DLJ Asset Management Group, Inc.                                                Delaware
------------------------------------------------------------------------------------------------
DLJ Australia Holdings, Inc.                                                    Delaware
------------------------------------------------------------------------------------------------
DLJ Australia Pty Ltd                                                           Australia
------------------------------------------------------------------------------------------------
DLJ Bridge Finance, Inc.                                                        Delaware
------------------------------------------------------------------------------------------------
DLJ Capital Associates (VI), Inc.                                               Delaware
------------------------------------------------------------------------------------------------
DLJ Capital Associates VII, Inc.                                                Delaware
------------------------------------------------------------------------------------------------
DLJ Capital Associates VIII, Inc.                                               Delaware
------------------------------------------------------------------------------------------------
DLJ Capital Corporation                                                         Delaware
------------------------------------------------------------------------------------------------
DLJ Capital Funding, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------
DLJ Capital Investors, Inc.                                                     Delaware
------------------------------------------------------------------------------------------------
DLJ Capital Management Corporation                                              Delaware
------------------------------------------------------------------------------------------------
DLJ Capital Trust I                                                             Delaware
------------------------------------------------------------------------------------------------
DLJ Cayman Acquisition Limited                                                  Cayman Islands
------------------------------------------------------------------------------------------------
DLJ Cayman Islands LDC                                                          Cayman Islands
------------------------------------------------------------------------------------------------
DLJ Clearing Corporation                                                        Delaware
------------------------------------------------------------------------------------------------
DLJ CLO Holdings, Inc.                                                          Delaware
------------------------------------------------------------------------------------------------

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

------------------------------------------------------------------------------------------------
                                                                                Jurisdiction of
                                    Subsidiary                                   Incorporation
                                    ----------                                   -------------
------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp.                                                   Delaware
------------------------------------------------------------------------------------------------
DLJ Cyprus, Inc.                                                                Delaware
------------------------------------------------------------------------------------------------
DLJ Diversified Partners, Inc.                                                  Delaware
------------------------------------------------------------------------------------------------
DLJ Europe, Inc.                                                                Delaware
------------------------------------------------------------------------------------------------
DLJ Financial Products Limited (formerly DLJ Options International Limited)     Bermuda
------------------------------------------------------------------------------------------------
DLJ First ESC, LLC                                                              Delaware
------------------------------------------------------------------------------------------------
DLJ Global IMS                                                                  United Kingdom
------------------------------------------------------------------------------------------------
DLJ Growth Associates (II), Inc.                                                Delaware
------------------------------------------------------------------------------------------------
DLJ Harbor (Boston) Corp.                                                       Massachusetts
------------------------------------------------------------------------------------------------
DLJ Hoffman, Inc.                                                               Delaware
------------------------------------------------------------------------------------------------
DLJ Holdings, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
DLJ India Advisory Services, L.L.C.                                             Delaware
------------------------------------------------------------------------------------------------
DLJ Intermediaries, Inc.                                                        Delaware
------------------------------------------------------------------------------------------------
DLJ International Capital                                                       Cayman Islands
------------------------------------------------------------------------------------------------
DLJ International Group Holdings                                                Cayman Islands
------------------------------------------------------------------------------------------------
DLJ International Group Holdings U.K. Limited                                   Cayman Islands
------------------------------------------------------------------------------------------------
DLJ International Group Limited                                                 United Kingdom
------------------------------------------------------------------------------------------------
DLJ International Investment Corp.                                              Delaware
------------------------------------------------------------------------------------------------
DLJ International Services                                                      Cayman Islands
------------------------------------------------------------------------------------------------
DLJ International, Inc.                                                         Delaware
------------------------------------------------------------------------------------------------
DLJ Investment Funding, Inc.                                                    Delaware
------------------------------------------------------------------------------------------------
DLJ Investment Funding II, Inc.                                                 Delaware
------------------------------------------------------------------------------------------------
DLJ Investment Management Corp.                                                 Delaware
------------------------------------------------------------------------------------------------
DLJ Investment Partners, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------
DLJ Investment Partners II, Inc.                                                Delaware
------------------------------------------------------------------------------------------------
DLJ Investment, Inc.                                                            Delaware
------------------------------------------------------------------------------------------------
DLJ Kansas City Capital, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------
DLJ LBO Plans Management Corporation                                            Delaware
------------------------------------------------------------------------------------------------
DLJ Leveraged Loan Corp.                                                        Delaware
------------------------------------------------------------------------------------------------
DLJ Leveraged Loan Fund, LLC                                                    Delaware
------------------------------------------------------------------------------------------------
DLJ Long Term Investment Corporation                                            Delaware
------------------------------------------------------------------------------------------------

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

------------------------------------------------------------------------------------------------
                                                                                Jurisdiction of
                                    Subsidiary                                   Incorporation
                                    ----------                                   -------------
------------------------------------------------------------------------------------------------
DLJ Managed Plans Corporation                                                   Delaware
------------------------------------------------------------------------------------------------
DLJ MB Funding II, Inc.                                                         Delaware
------------------------------------------------------------------------------------------------
DLJ Merchant Banking Funding, Inc.                                              Delaware
------------------------------------------------------------------------------------------------
DLJ Merchant Banking II, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------
DLJ Merchant Banking, Inc.                                                      Delaware
------------------------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp.                                                   Delaware
------------------------------------------------------------------------------------------------
DLJ Mortgage Capital, Inc.                                                      Delaware
------------------------------------------------------------------------------------------------
DLJ Ocelot, LLC                                                                 Delaware
------------------------------------------------------------------------------------------------
DLJ Offshore Management N.V.                                                    Netherlands
                                                                                Antilles
------------------------------------------------------------------------------------------------
DLJ Phoenix First General Partner Limited                                       United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix Funding, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------
DLJ Phoenix Fund Trustee Limited                                                United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix General Partner II Limited                                          United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix General Partner Limited                                             United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix Group Limited                                                       United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix Insurance Services Limited                                          United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix Media Limited                                                       United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix Private Equity Limited                                              United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix Securities (Asia) Limited                                           United Kingdom
------------------------------------------------------------------------------------------------

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

------------------------------------------------------------------------------------------------
                                                                                Jurisdiction of
                                    Subsidiary                                   Incorporation
                                    ----------                                   -------------
------------------------------------------------------------------------------------------------
DLJ Phoenix Securities Finance Limited                                          United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix Securities Investments Limited                                      United Kingdom
------------------------------------------------------------------------------------------------
DLJ Phoenix Securities Limited                                                  United Kingdom
------------------------------------------------------------------------------------------------
DLJ PSH. Limted                                                                 United Kingdom
------------------------------------------------------------------------------------------------
DLJ Pte. Limited                                                                Singapore
------------------------------------------------------------------------------------------------
DLJ Puerto Rico Realty Corp.                                                    Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate Capital Funding, Inc.                                           Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate Capital Funding II Inc.                                         Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate Capital Partners, Inc.                                          Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate Capital, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate Capital II, Inc.                                                Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate Exchange Capital, Inc.                                          Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate Exchange Capital II, Inc.                                       Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate Mezzanine Capital, Inc.                                         Delaware
------------------------------------------------------------------------------------------------
DLJ Real Estate, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
DLJ Realty Services, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------
DLJ Romania II, Inc.                                                            Delaware
------------------------------------------------------------------------------------------------
DLJ Romania, Inc.                                                               Delaware
------------------------------------------------------------------------------------------------
DLJ RECP SBS II, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
DLJ Secureco Holdings, Inc.                                                     Delaware
------------------------------------------------------------------------------------------------
DLJ Senior Debt Finance, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------
DLJ Senior Officers Investment Corporation                                      Delaware
------------------------------------------------------------------------------------------------
DLJ Services, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
DLJ South Africa, Inc.                                                          Delaware
------------------------------------------------------------------------------------------------
DLJ UK Holding Limited                                                          United Kingdom
------------------------------------------------------------------------------------------------
DLJ UK Limited                                                                  United Kingdom
------------------------------------------------------------------------------------------------
DLJ Venture Capital Corporation                                                 Cayman Islands
------------------------------------------------------------------------------------------------
DLJ Venture Capital Delaware                                                    Delaware
------------------------------------------------------------------------------------------------
DLJ Venture Capital Partners                                                    Illinois
------------------------------------------------------------------------------------------------
DLJ Winthrop Trust Company (Cayman) Limited                                     Cayman Islands
------------------------------------------------------------------------------------------------
DLJdirect Cayman Inc.                                                           Cayman Islands
------------------------------------------------------------------------------------------------
DLJdirect - eUnion                                                              Cayman Islands
------------------------------------------------------------------------------------------------
DLJdirect Holdings Inc.                                                         Delaware
------------------------------------------------------------------------------------------------
DLJdirect Inc.                                                                  Delaware
------------------------------------------------------------------------------------------------
DLJdirect Japan Holdings, Inc.                                                  Delaware
------------------------------------------------------------------------------------------------
DLJdirect Ltd.                                                                  United Kingdom
------------------------------------------------------------------------------------------------
DLJIS Holdings Limited                                                          United Kingdom
------------------------------------------------------------------------------------------------
DLJIS Limited                                                                   United Kingdom
------------------------------------------------------------------------------------------------
DLJMB Mauritius Investment Company                                              Mauritius
------------------------------------------------------------------------------------------------
Donaldson Leasing Corp.                                                         Delaware
------------------------------------------------------------------------------------------------

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

------------------------------------------------------------------------------------------------
                                                                                Jurisdiction of
                                    Subsidiary                                   Incorporation
                                    ----------                                   -------------
------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette Asia Limited                                        Hong Kong
------------------------------------------------------------------------------------------------
Donaldson, Lufkin  Jenrette Asia Securities Limited                             Hong Kong
------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Australia Pty. Limited                             Australia
------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette (Brasil) Ltda.                                     Brazil
------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette International                                      United Kingdom
------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation                             Delaware
------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities International                           United Kingdom
------------------------------------------------------------------------------------------------
El Paso Funding, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
EF Investors, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
Equine Technology and Analysis, Inc.                                            Delaware
------------------------------------------------------------------------------------------------
Fibers Funding, Inc.                                                            Delaware
------------------------------------------------------------------------------------------------
First Overlap Limited                                                           United Kingdom
------------------------------------------------------------------------------------------------
Food Distribution Funding, Inc.                                                 Delaware
------------------------------------------------------------------------------------------------
Gateway Management, Inc.                                                        Delaware
------------------------------------------------------------------------------------------------
Global Retail Partners Funding, Inc.                                            Delaware
------------------------------------------------------------------------------------------------
Global Retail Partners, Inc.                                                    Delaware
------------------------------------------------------------------------------------------------
Headway GP, Inc.                                                                Delaware
------------------------------------------------------------------------------------------------
Headway RECP, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
Headway SBS, Inc.                                                               Delaware
------------------------------------------------------------------------------------------------
Hoboken RECP, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
Hoboken SBS, Inc.                                                               Delaware
------------------------------------------------------------------------------------------------
Hydrant Funding, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
IE LC Funding, Inc.                                                             Delaware
------------------------------------------------------------------------------------------------
iNautix Technologies, Inc.                                                      Delaware
------------------------------------------------------------------------------------------------
iNautix Technologies Mauritius                                                  Republic of
                                                                                Mauritius
------------------------------------------------------------------------------------------------
KPNQ Funding, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
July Acquisitions, Inc.                                                         Delaware
------------------------------------------------------------------------------------------------

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

------------------------------------------------------------------------------------------------
                                                                                Jurisdiction of
                                    Subsidiary                                   Incorporation
                                    ----------                                   -------------
------------------------------------------------------------------------------------------------
LGS Holdings Limited                                                            United Kingdom
------------------------------------------------------------------------------------------------
LGS UK Limited                                                                  United Kingdom
------------------------------------------------------------------------------------------------
MFLB Funding, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
NeTpower Funding, Inc.                                                          Delaware
------------------------------------------------------------------------------------------------
New Energy Funding, Inc.                                                        Delaware
------------------------------------------------------------------------------------------------
Nextera Funding, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
NPM Holdings, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
NPMGP, Inc.                                                                     Delaware
------------------------------------------------------------------------------------------------
Pershing & Co., Inc.                                                            Delaware
------------------------------------------------------------------------------------------------
Pershing ICS Nominees Limited                                                   United Kingdom
------------------------------------------------------------------------------------------------
Pershing Keen Nominees Ltd.                                                     United Kingdom
------------------------------------------------------------------------------------------------
Pershing Limited                                                                United Kingdom
------------------------------------------------------------------------------------------------
Pershing Nominees Ltd.                                                          United Kingdom
------------------------------------------------------------------------------------------------
Pershing Securities Limited                                                     United Kingdom
------------------------------------------------------------------------------------------------
Pershing Trading Company, L.P.                                                  Delaware
------------------------------------------------------------------------------------------------
Pershing Clearing Corporation                                                   Delaware
------------------------------------------------------------------------------------------------
Phoenix Equity Nominees Limited                                                 United Kingdom
------------------------------------------------------------------------------------------------
Phoenix Guernsey (GP) Limited                                                   United Kingdom
------------------------------------------------------------------------------------------------
Phoenix Securities (International) Limited                                      United Kingdom
------------------------------------------------------------------------------------------------
PSP Capital Funding, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------
PSP Realty, Inc.                                                                Delaware
------------------------------------------------------------------------------------------------
PSTAR Funding, Inc.                                                             Delaware
------------------------------------------------------------------------------------------------
PTT Holding Co., Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
Puerto Rico Hotel HOLDCO Corp.                                                  Delaware
------------------------------------------------------------------------------------------------
Puerto Rico Hotel OPCO Corp.                                                    Delaware
------------------------------------------------------------------------------------------------
Puerto Rico Hotel SBS Corp.                                                     Delaware
------------------------------------------------------------------------------------------------
Rail America Funding, Inc.                                                      Delaware
------------------------------------------------------------------------------------------------
REFG Investor Eight, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------
REFG Investor Five, Inc.                                                        Delaware
------------------------------------------------------------------------------------------------
REFG Investor Four, Inc.                                                        Delaware
------------------------------------------------------------------------------------------------
REFG Investor One, Inc.                                                         Delaware
------------------------------------------------------------------------------------------------
REFG Investor Seven, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

------------------------------------------------------------------------------------------------
                                                                                Jurisdiction of
                                    Subsidiary                                   Incorporation
                                    ----------                                   -------------
------------------------------------------------------------------------------------------------
REFG Investor Six, Inc.                                                         Delaware
------------------------------------------------------------------------------------------------
REFG Investor Trust                                                             Delaware
------------------------------------------------------------------------------------------------
REFG Investor Two, Inc.                                                         Delaware
------------------------------------------------------------------------------------------------
REFG Investors Three, Inc.                                                      Delaware
------------------------------------------------------------------------------------------------
RECP Hardin-B, Inc.                                                             Delaware
------------------------------------------------------------------------------------------------
SBL Funding, Inc.                                                               Delaware
------------------------------------------------------------------------------------------------
Scratch & Sniff Funding, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------
Seaport General Corporation                                                     New York
------------------------------------------------------------------------------------------------
Second Overlap Limited                                                          United Kingdom
------------------------------------------------------------------------------------------------
Secureco Deerfield, Inc.                                                        Delaware
------------------------------------------------------------------------------------------------
Secureco Grand Park, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------
Secureco Greenbriar, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------
Secureco Lodge, Inc.                                                            Delaware
------------------------------------------------------------------------------------------------
Secureco Marina, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
Secureco Merit Fund I, Inc.                                                     Delaware
------------------------------------------------------------------------------------------------
Secureco Riverside, Inc.                                                        Delaware
------------------------------------------------------------------------------------------------
Secureco Rolling Hills, Inc.                                                    Delaware
------------------------------------------------------------------------------------------------
Secureco Worthington, Inc.                                                      Delaware
------------------------------------------------------------------------------------------------
Snoga, Inc.                                                                     Delaware
------------------------------------------------------------------------------------------------
STF Funding, Inc.                                                               Delaware
------------------------------------------------------------------------------------------------
STF Funding Corp., II                                                           Delaware
------------------------------------------------------------------------------------------------
Trinity Group Hearthstone, Inc.                                                 Illinois
------------------------------------------------------------------------------------------------
Trinity Holding, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------
Tin Funding, Inc.                                                               Delaware
------------------------------------------------------------------------------------------------
2000 Funding, Inc.                                                              Delaware
------------------------------------------------------------------------------------------------
UIH Funding Corp.                                                               Delaware
------------------------------------------------------------------------------------------------
UK Investment Plan 1997, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------
Winthrop Trust Company                                                          New York
------------------------------------------------------------------------------------------------
Winthrop Trust Company (Jersey) Limited                                         Island of Jersey,
                                                                                Channel Islands
------------------------------------------------------------------------------------------------
WSW Capital, Inc.                                                               Delaware
------------------------------------------------------------------------------------------------

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                             Secretary's Certificate

      I, Marjorie White, Secretary of Donaldson, Lufkin & Jenrette Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), do hereby certify that:

      (a) attached hereto as Exhibit A is a true and complete copy of the certificate from the Secretary of State of the State of Delaware listing each amendment to the Corporation's Certificate of Incorporation as in effect on May 14, 1999. There has been no amendment of the Certificate of Incorporation of the Corporation since August 9, 1996. I know of no proceeding for the amendment or modification of or for any other change in such Certificate of Incorporation or for the dissolution or liquidation of the Corporation or threatening its existence and, to the best of my knowledge, the Corporation is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Delaware and is in good standing in that state;

      (b) attached hereto as Exhibit B is a true and complete copy of the Corporation's Bylaws, as amended and in effect at all times since November 6, 1976;

      (c) attached hereto as Exhibit C is a true and complete copy of (i) a resolution duly adopted by the Board of Directors of the Corporation at a meeting duly called and held on the 2nd day of November, 1981, and (ii) a resolution duly adopted by unanimous written consent dated April 14, 1997, and that such resolutions are still in full force and effect;

      (d) attached hereto as Exhibit D is a true and complete copy of resolutions duly adopted by the Operating Committee of the Corporation by unanimous written consent dated May 26, 1999, and that such resolutions are still in full force and effect; and

      (e) attached hereto as Exhibit E is a list of the duly elected officers of the Corporation who have been designated to act on behalf of the Corporation pursuant to the resolutions attached hereto and that the signatures appearing opposite each such person's name is the true and correct signature of such person.

      IN WITNESS WHEREOF, I have hereunto set my hand and impressed the seal of the Corporation as of this 28th day of May, 1999.


                                        /s/ Marjorie S. White
                                        ---------------------
                                        Marjorie S. White
                                        Secretary

I, Charles J. Hendrickson, Senior Vice President and Treasurer of Donaldson, Lufkin & Jenrette Securities Corporation, hereby certify that Marjorie White, whose genuine signature appears above, is, and has been at all times since August 25, 1997, a duly elected, qualified and acting Secretary of Donaldson, Lufkin & Jenrette Securities Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 28th day of May, 1999.

                                        /s/ Charles J. Hendrickson
                                        -----------------------------------
                                        Charles J. Hendrickson
                                        Senior Vice President and Treasurer

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 10:30 AM 08/09/1996
                                                         960232808 -- 780213

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                           -------------------------

            DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a corporation organized and existing under the laws of the State of Delaware, which hereby certifies as follows:

            1. The name of the corporation is Donaldson, Lufkin & Jenrette Securities Corporation and the name under which the corporation was originally incorporated is DLJ Securities Company, Inc. The date of filing its original Certificate of Incorporation with the Secretary of State was March 23, 1972 and the Certificate of Incorporation was last restated on April 26, 1973.

            2. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Certificate of Incorporation of this corporation as heretofore amended or supplemented and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

            3. The text of the Certificate of Incorporation as amended or supplemented heretofore is hereby restated without further amendments or changes to read as set forth in full.

            4. This Restated Certificate of Incorporation was duly adopted by the Board of Directors in accordance with Section 245 of the General Corporation Law of the State of Delaware.

                                     BY-LAWS

                                      -of-

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                        (herein called the "corporation")

                                     -oo0oo-

                                    ARTICLE I

                                     OFFICES

      Section 1. The principal office in the State of Delaware shall be in the City of Dover, County of Kent, State of Delaware.

      Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

      Section 1. All meetings of the stockholders for the election of directors or for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

      Section 2. Annual meetings of stockholders shall be held on the date and fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within 13 months after the organization of the Corporation, and each successive annual meeting shall be on a date within thirteen months after the date of the preceding annual meeting.

      Section 3. Written notice of the annual meeting shall be given to each stockholder entitled to vote thereat at least ten days before the date of the meeting.

      Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order with the residence of and the number of voting shares held by each. Such list shall be open at the place where said election is to be held for ten days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

      Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the chairman of the board, any vice chairman of the board, or the president and shall be called by the secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

      Section 6. Written notice of a special meeting of stockholders, stating time, place and object thereof, shall be given to each stockholder entitled to vote thereat, at least ten days before the date fixed for the meeting.

      Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

      Section 8. The holders of a majority of the stock issued and outstanding entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

      Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statute or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

      Section 10. Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period, and, except where the transfer books of the corporation have been closed or a date has been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election for directors which has been transferred on the books of the corporation within twenty days next preceding such election of directors.

      Section 11. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the General Corporation Law of the State of Delaware or the certificate of incorporation, the meeting and vote of stockholders may be dispensed with if such action is taken with the written consent of the holders of not less than a majority of all the stock entitled to be voted upon such action if a meeting were held; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for such action, and provided that prompt notice is given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

                                  ARTICLE III

                                   DIRECTORS

      Section 1. The number of directors which shall constitute the whole Board shall be six. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

      Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.

      Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

      Section 4. The board of directors of the corporation may hold meetings, I regular and special, either within or without the State of Delaware.

      Section 5. The first meeting of such newly elected board of directors shall be held at the same place as and immediately after the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

      Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

      Section 7. Special meetings of the board of directors may be called by the chairman of the board, any vice chairman of the board, the president, or by the secretary on the written request of two directors. Written notice of special meetings of the board of directors shall be given to each director at least three days before the date of the meeting. Attendance at a meeting by a director shall be a conclusive waiver of any objections made by any person with respect to the notice given to such director.

      Section 8. At all meetings of the board one-third of the total number of directors, in any case not less than two directors, shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                            COMMITTEES OF DIRECTORS

      Section 9. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined time to time by resolution adopted by the board of directors.

      Section 10. The committees shall keep regular minutes of their proceedings and report the same to the board of directors when required.

                           COMPENSATION OF DIRECTORS

      Section 11. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may similarly be allowed compensation for attending committee meetings.

                                   ARTICLE IV

                                    NOTICES

      Section 1. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram or telephone.

      Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                    OFFICERS

      Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a chairman of the board, a president, a vice president, a secretary and a treasurer. The board of directors may also choose one or more vice chairmen of the board, managing directors, senior vice presidents, executive vice presidents, additional vice presidents and one or more assistant vice presidents, assistant secretaries and assistant treasurers. Two or more offices may be held by the same person, except that where the office of chairman of the board and secretary are held by the same person, such person shall not hold any other office.

      Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman of the board from among the directors, and shall choose a president, one or more vice presidents, a secretary and a treasurer; none of whom need be a member of the board.

      Section 3. The board of directors may appoint such other officers and agents as shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

      Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

      Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

                             CHAIRMAN OF THE BOARD

      Section 6. The chairman of the board shall be the chief executive officer of the corporation and shall preside at all meetings of stockholders and at all meetings of the board of directors. He shall be ex officio a member of all standing committees, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

      Section 7. The vice chairmen of the board in order of their seniority unless otherwise determined by the board of directors, shall, in the absence or disability of the chairman of the board, perform the duties and exercise the powers of the chairman of the board. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                       THE PRESIDENT, MANAGING DIRECTORS,
               SENIOR VICE PRESIDENTS, EXECUTIVE VICE PRESIDENTS,
                 VICE PRESIDENTS AND ASSISTANT VICE PRESIDENTS

      Section 8. The president, then following, the managing directors in order of their seniority, then following, the senior vice presidents in order of their seniority, then following, the executive vice presidents in order of their seniority, then following the vice presidents in order of their seniority, and then following, the assistant vice presidents in order of their seniority unless otherwise determined by the board of directors, shall, in the absence or disability of the chairman of the board and the vice chairmen of the board, perform the duties and exercise the powers of the chairman of the board. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                    THE SECRETARY AND ASSISTANT SECRETARIES

      Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or chairman of the board, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

      Section 10. The assistant secretaries in the order of their seniority, unless otherwise determined by the board of directors shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

      Section 11. The treasurer shall have the custody of the corporate funds securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

      Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and render to the chairman of the board and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

      Section 13. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety of sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

      Section 14. The assistant treasurers in the order of their seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the board of director may from time to time prescribe.

                                   ARTICLE VI

                             CERTIFICATES OF STOCK

      Section 1. Every holder of stock in the corporation shall be entitled to a certificate, signed by, or in the name of the corporation by the chairman of board, the president, or any vice chairman of the, managing director, senior vice president, executive vice president or vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by [illegible] in the corporation. If the corporation shall be authorized to issue more than one class of stock, the designations, preferences, and relative, participating, optional or other special rights of each class and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock.

      Section 2. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer agent acting on behalf of the corporation and a registrar, the signature of any such chairman of the board, president, vice chairman of the board, managing director, senior vice president, executive vice president, vice president, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or person who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officer of the corporation.

                                LOST CERTIFICATES

      Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to give the corporation such indemnity as it may direct against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                               TRANSFERS OF STOCK

      Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                           CLOSING OF TRANSFER BOOKS

      Section 5. The board of directors may close the stock transfer books of the corporation for a period not exceeding fifty days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding fifty days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, not exceeding fifty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholder entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed aforesaid.

                            REGISTERED STOCKHOLDERS

      Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII

                               GENERAL PROVISIONS

                                   DIVIDENDS

      Section 1. Dividends upon the capital stock of the corporation, subject to provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

      Section 2. Before payment of any dividend, there may be set aside out of funds of the corporation available for dividends such sum or sums as the direct from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify abolish any such reserve in the manner in which it was created.

                                     CHECKS

      Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                  FISCAL YEAR

      Section 4. The fiscal year of the corporation shall be the calendar year.

                                      SEAL

      Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII

                                   AMENDMENTS

      Section 1. These by-laws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting. No change of the time or place of the meeting for the election of directors shall be made within sixty days next before the day on which such meeting is to be held, and in case of any change of such time or place, notice thereof shall be given to each stockholder in person or by letter mailed to his last known post office address at least twenty days before the meeting is held.

                                                                       Exhibit C

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

(i)   Resolution adopted November 2, 1981

      RESOLVED, that the Board of Directors hereby designates an Operating Committee to consist of the following Directors of the Corporation:
      Richard H. Jenrette, Chairman of the Committee, John K. Castle and John W. Corcoran, such persons to hold office during the pleasure of the Board of Directors. The Operating Committee shall have and may exercise all the powers and authority of the Board of Directors in the management and affairs of the Corporation (and may authorize the seal of the Corporation to be affixed to all papers which may require it); but the Operating Committee shall have no power or authority in reference to the following:

      (a)   amending the Certificate of Incorporation of the Corporation;

      (b)   adopting an agreement of merger or consolidation;

      (c) adopting any purchase or sale agreement where the total consideration exceeds $4 million;

      (d) recommending to stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

      (e) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

      (f)   amending the By-Laws of the Corporation;

      (g)   electing Directors;

      (h)   altering, amending or repealing this resolution;

      (i)   appointing any member of the Operating Committee;

      (j)   authorizing the issuance of stock; or

      (k) incurring aggregate long term indebtedness in an amount exceeding $15 million.

(ii)  Resolution adopted April 14, 1997

      RESOLVED, that the membership of the Operating Committee shall be constituted as follows: John S. Chalsty, Chairman, Anthony F. Daddino and Joe L. Roby.

                                                                       EXHIBIT D

WHEREAS, this Committee has determined that it is in the best interest of Donaldson, Lufkin & Jenrette Securities Corporation (the "Corporation" or "DLJSC") to amend, and extend the term of, the credit facility, (the "Facility") currently in place pursuant to that certain First Amended and Restated Credit Agreement dated as of May 29, 1998 among the Corporation, Donaldson, Lufkin & Jenrette, Inc., the lenders party thereto (the "Banks"), Chase Securities, Inc. as Arranger, The Chase Manhattan Bank (National Association) ("Chase") and the Corporation (to become Bank of America National Trust & Savings Association ("BofA") pursuant to the Second Amended and Restated Credit Agreement dated as of May 28, 1999), as Syndication Agents, The First National Bank of Chicago ("FNBC"), as Documentation Agent, DLJSC Collateral Agent and Payment Agent, and The Bank of New York ("BNY"), as Administrative Agent and Payment Agent (Chase, FNBC, BNY and the Corporation (to become BofA pursuant to the Second Amended and Restated Credit Agreement dated as of May 28, 1999) in its capacity as Syndication Agent collectively, the "Agents").

NOW, THEREFORE, BE IT RESOLVED, that the Corporation is hereby authorized to decrease the Facility to $2,500,000,000 and to borrow up to 100% of the maximum amount of the Facility from a syndicate of institutional lenders with the Agents on a secured basis, at such rate or rates of interest and upon such other terms and conditions as may be approved by the President, the Executive Vice President, any Senior Vice President or the Treasurer of the Corporation, and such officers are, and each of them hereby is, authorized and empowered to execute and deliver in the name and on behalf of the Corporation an appropriate agreement or agreements, note or notes evidencing such indebtedness, amendments, extensions (including but not limited to extending the Facility for one year), renewals, refinancings, or replacements of the Facility as such officers may deem necessary or advisable, such approval and the appropriateness of such agreement or agreements to be conclusively presumed by the execution thereof by such officer; and

RESOLVED, that the actions of such officers identified above, and any other officers of the Corporation designated by such officers, as have been taken to negotiate and execute such agreements and notes prior to the date of this resolution, including without limitation the negotiation and execution of a Second Amended and Restated Credit Agreement and an Amendment No. 2 to Master Security Agreement each dated as of May 28, 1999, is hereby consented to, ratified, and confirmed as if taken pursuant to this resolution; and

RESOLVED, that such officers referred to in the prior resolution of the Corporation be, and each of them hereby is, authorized and directed in the name and on behalf of the Corporation, to execute and deliver any and all such other documents, papers, or instruments and to do or cause to be done any and all such acts and things as such officer may deem necessary or advisable in order to carry out the purposes and intent of the foregoing resolution; and

RESOLVED, that the Secretary and any Senior Vice President of the Corporation are hereby authorized to certify to any lender or other appropriate party any form of resolution such person may require relating to the foregoing matters and within the scope of authority granted the foregoing resolutions, and the Secretary is hereby directed to insert a copy of any such resolution so certified with this consent, upon which such resolution shall be deemed to have been adopted by this Committee in the form so certified.

                                        Exhibit E
                                        to the Certificate of Secretary of
                                        Donaldson, Lufkin & Jenrette
                                        Securities Corporation


               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


Charles J. Hendrickson                       /s/ Charles J. Hendrickson
                                             --------------------------------


William L. Spiro                             /s/ William L. Spiro
                                             --------------------------------


William M. Tomai                             /s/ William M. Tomai
                                             --------------------------------


Karen Vernamonti                             /s/ Karen Vernamonti
                                             --------------------------------